Exhibit 3.1E




               AMENDMENT NO. 2 TO PORTFOLIO VALUE SWAP AGREEMENT (this "Amendment"), dated as of March __, 1997 by CENTRE REINSURANCE DUBLIN, a corporation organized under the laws of the Republic of Ireland
("Centre"), THE HOME INSURANCE COMPANY, a stock insurance company domiciled in New Hampshire ("Home"), and certain other subsidiaries of Home listed on the signature page hereof.

               The parties hereto are parties to a Portfolio Value Swap Agreement dated as of June 12, 1995, as amended (the "Swap Agreement").

               Home and certain other parties are parties to an Investment Management Agreement dated as of June 12, 1995 (the
"Investment Management Agreement").

               Gruntal Financial Corp. ("GFC"), a subsidiary of Home, and The 1880 Group LLC ("Management") are parties to the Reorganization Agreement dated February 24, 1997 (the "Reorganization Agreement").

               GFC and Management have on the date hereof entered into a Limited Liability Company Agreement (the "Holdings Agreement") in connection with Gruntal Financial, L.L.C. (the "Company").

               In connection with the consummation on the date hereof of the transactions contemplated by the Reorganization Agreement and the Holdings Agreement, Home has become directly or indirectly the owner of certain interests in the Company which interests, pursuant to terms of the Swap Agreement and the Investment Management Agreement, could be considered as part of the "Portfolio," as defined in the Swap Agreement and the Investment Management Agreement and be subject to the Swap Agreement and the Investment Management Agreement. The parties hereto intend to effect a different arrangement with respect to such interests, as set forth herein.

               The parties hereby agree as follows:

               Section 1. Amendment. The Swap Agreement is hereby amended, effective upon the effectiveness of this Amendment, by adding thereto an Article VIII, as follows:

                              ARTICLE VIII

                          CERTAIN LLC INTERESTS

               8.1 Definitions. Capitalized terms used but not defined in this Article VIII shall have the meanings given to them in the Limited Liability Company Agreement dated March __, 1997 entered into by Gruntal Financial Corp. ("GFC") and The 1880 Group LLC (the "Holdings Agreement"). As used in this Article VIII, the following terms have the following meanings:

               "Business Day" has the meaning set forth in the Swap
Agreement.

               "Calculation Amount" means the Initial Preferred A
Nominal Amount.

               "Calculation Period" means, as of any date, the period from and including the effective date of this Article VIII to and including such date.

               "Company" means Gruntal Financial, L.L.C., a Delaware limited liability company.

               "Investment Management Agreement" means the Investment Management Agreement dated June 12, 1995 among Home and certain other parties.

               "Lien" means any mortgage, pledge, security interest, lease, easement, servitude or similar encumbrance.

               "Payment Amount" means, as of the Termination Date, the excess, if any, of Target Value over Portfolio Value.

               "Payment Date" means the thirteenth Business Day next following the Termination Date.

               "Portfolio Value" means the sum of the future values as of the last day of a Calculation Period (calculated at 7.5% per annum, on the basis of a 365/366 day year, actual number of days elapsed, compounded annually) of (i) all distributions paid or made by the Company during the Calculation Period (a) to GFC pursuant to Sections 2.6(a)(i)(D), 2.6(a)(i)(I) (with respect to Tax Distributions pursuant to
Section 2.6(a)(i)(D) only), 2.6(a)(ii), 2.6(a)(iv)(x), 2.6(a)(v), 6.6(a)
and 6.6(b) of the Holdings Agreement,1 (b) to any Person pursuant to Sections 2.6(a)(i)(F) and 2.6(a)(i)(I) (with respect to Tax Distributions pursuant to Section 2.6(a)(i)(F) only) of the Holdings Agreement,2 (c) to any Person pursuant to Sections 2.6(a)(i)(A), 2.6(a)(i)(B), 2.6(a)(i)(I) (with respect to Tax Distributions pursuant to Sections 2.6(a)(i)(A) and 2.6(a)(i)(B) only), 2.6(a)(iii)(B), 2.6(a)(iv)(y)(2), 6.6(c)(B), and
6.6(d)(B) of the Holdings Agreement,3 and (d) to GFC pursuant to Sections 2.6(a)(vi) and 6.6(f) of the Holdings Agreement,4 and (ii) all proceeds (a) paid to GFC as a result of or in connection with a Transfer or other disposition of its Preferred A Interest or Common Interest, and
(b) paid to any Person as a result of or in connection with a Transfer or other disposition of its Preferred C Interest. Such distributions and proceeds shall be included in the computation of Portfolio Value when so paid, whether or not received by GFC, such Person or any of their respective successors or transferees (for the avoidance of doubt any amounts paid to or on behalf of creditors or Lien-holders of any of the foregoing shall be included in the computation of Portfolio Value and, if any such distributions, proceeds or LLC Interests are Transferred, attached or foreclosed, the amount of such Transfer, attachment or foreclosure shall be included in the computation of Portfolio Value).
For purposes of computation of Portfolio Value, (i) any distributions paid or made to or proceeds received by GFC or any other direct or indi-rect subsidiaries of Home shall be considered paid or made to or received by Home, and (ii) all proceeds paid to Home as a result of or in connection with a Transfer or other disposition of the equity interest of GFC or any other subsidiary of Home that is the record or beneficial owner of Home's LLC Interests shall be included in the computation of Portfolio Value. If distributions or proceeds consist of any publicly traded security, such security shall be valued at the average of the closing price per unit of such security on the principal exchange or market in which such security trades, for the ten consecutive trading days ending on and including the date of such distribution or payment of such proceeds, as the case may be. If distributions or proceeds consist of any non-publicly traded security, such security shall be valued as determined by Centre on the basis of the average of price quotes obtained from at least two different brokers or dealers that Centre selects.5

               "Target Value" means, as of any date, the Calculation Amount, plus an assumed Total Return on the Calculation Amount for the Calculation Period of 7.5% per annum, calculated on the basis of a 365/366 day year, actual number of days elapsed, compounded annually.

               "Termination Date" means the date on which the termination of this Article VIII pursuant to Section 8.5(b) (but not Section 8.5(c)) becomes effective.

               "Total Return" means a total or all-in return during any specified period. Total Return shall be measured in "gross" and shall not be adjusted upwards or downwards to give effect to any tax, accounting or other special treatment of the return for purposes of measurement under this Article VIII.

               "Transfer" means, with respect to any securities or interests (including any beneficial interest therein), including any LLC Interests, any sale, giving, pledge, assignment, hypothecation, encumbrance, granting of a security interest, or any other disposition thereof and, with respect to the LLC Interests, includes the withdrawal by a Member from the Company.

               8.2 Portfolio. Notwithstanding any other provisions in this Agreement or the Investment Management Agreement to the contrary, the LLC Interests of the Company held directly or indirectly by Home, and any returns or other distributions thereon (including for this purpose any dividend distribution of such returns or distributions from direct or indirect subsidiaries of Home to Home) shall not be considered part of the "Portfolio" as defined in, or be subject to, this Agreement (other than this Article VIII) and the Investment Management Agreement, and no fees shall be payable under the Investment Management Agreement with respect to such LLC Interests.

               8.3 Calculations and Payments.

               (a) Home shall promptly notify Centre upon the making or declaring by the Company of any retur ns or distributions on the LLC Interests, or Home's receipt of any returns, distributions or proceeds with respect to its LLC Interests. Upon the receipt of such notification, Centre shall calculate the Portfolio Value as of the date of such distribution or receipt, and Home shall render such assistance as Centre may reasonably request in connection with such calculation. If the Portfolio Value exceeds the Target Value as of such date, Centre shall notify Home to terminate this Article VIII pursuant to Section 8.5(b)(iii).

               (b) On or before the Payment Date, Centre shall provide to Home a notice in which Centre sets forth the Payment Amount payable on the Payment Date, setting forth in reasonable detail the calculation of the Payment Amount.

               (c) On the Payment Date Centre shall pay Home the Payment Amount in immediately available funds to such account as shall be specified in a notice to Centre by Home.

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1  Distributions with respect to Home's Preferred A Interest.

2  Tax Distributions with respect to Home's Preferred B Nominal Amount.

3  Distributions with respect to Management's Preferred C Interest.

4 Distributions with respect to Home's Common Interest, other than Tax Distributions paid to Home with respect to its Common Interest.

5 Similar language is used to define market value of non-traded securities in Schedule 3 to the Investment Management Agreement.


               (d) Payments under this Article VIII shall not be subject to any set-off, counterclaim or other combination of accounts of or with respect to any payment or other rights that a party hereunder may be entitled, whether by operation of law, contract (including but not limited to this Agreement (other than this Article VIII), the Portfolio Value Swap Agreement (the "Holdings Swap Agreement") between Centre and Home Holdings Inc. dated June 12, 1995, as amended, and the Aggregate Excess of Loss Reinsurance Agreement dated June 12, 1995, as amended (as so amended, the "Reinsurance Agreement") between Centre and Home), or otherwise.

               8.4 Amendment. No amendment, modification, supplement or waiver in respect of this Article VIII will be effective unless (x) in writing and signed by Home and Centre and (y) consented to in writing by the New Hampshire Insurance Department.

               8.5 Termination.

               (a) This Article VIII shall not be terminated upon or otherwise affected by the termination of the other provisions of this Agreement.

               (b) This Article VIII shall terminate upon (i) Transfer or other disposition, with the prior written consent of Centre under Section 8.6(a) (including any consent deemed to be given pursuant to Section 8.6(b) or 8.6(c)(ii)), by Home of all of its LLC Interests (other than the Preferred B Interests) in the Company, or if Home, with the prior written consent of Centre under Section 8.6(a) (including any consent deemed to be given pursuant to Section 8.6(b) or 8.6(c)(ii)), otherwise ceases to be the record or beneficial owner (other than through GFC) of all such LLC Interests (other than the Preferred B Interests), (ii) if the Company is terminated and dissolved pursuant to the Holdings Agreement and the Act, completion of the final distribution of the assets of the Company in the liquidation and winding up of the Company, or (iii) notice to Home by Centre under Section 8.3(a) that, as of any date, the Portfolio Value equals or exceeds the Target Value.

               (c) This Article VIII may be terminated by Centre, without being liable to make any payments under this Article VIII, by notice to Home (i) upon a termination of the other provisions of this Agreement effected or caused by the New Hampshire Insurance Department and delivery by Centre of a credit enhancement instrument or other arrangement in form and substance reasonably satisfactory to Home and the New Hampshire Insurance Department that continues to provide to Home substantially all the benefit intended to be provided to Home under this
Article VIII, or (ii) if a default or violation by Home of Section 8.6(a) shall have occurred and be continuing, Centre shall have notified Home of such default or violation and, if such default or violation is curable within 30 calendar days, Home has not cured such default or violation within 30 calendar days after such notice. For the avoidance of doubt the date on which this Article VIII is terminated pursuant to this Section 8.5(c) shall not be considered a "Termination Date".

               8.6 Home's LLC Interests.

               (a) Home agrees with Centre that, without the prior written consent of Centre, which consent may be withheld by Centre at Centre's absolute discretion:

               (i) Home shall not amend, modify, supplement, waive any of its rights under or terminate the Holdings Agreement;

               (ii) Home shall not Transfer or otherwise dispose of any or all of its Preferred A Interests or Common Interests in the Company, or otherwise cease to be the record or beneficial owner (other than through GFC) thereof;

               (iii) Home shall not Transfer or otherwise dispose of any or all its equity interests in GFC or any other direct or indirect subsidiary that is the record or beneficial owner of Home's Preferred A Interests or Common Interests in the Company, or otherwise cease to be the record or beneficial owner (other than through a wholly-owned subsidiary) of such equity interests;

               (iv) Home shall not create, incur, assume or permit to exist any Lien on Home's LLC Interests (other than the Preferred B Interests); or

               (v) Home shall not take any action relating to the termination or dissolution of the Company.

               (b) Centre shall be deemed to have consented to a Transfer requested by Home pursuant to Section 8.6(a)(ii) upon execution and delivery by Home of an instrument in form and substance satisfactory to Centre (i) terminating this Article VIII and releasing Centre of all obligations and liabilities under this Article VIII or (ii) confirming that the proceeds of such proposed Transfer will cause the Portfolio Value to exceed or equal the Target Value as of the date of such Transfer and that the Payment Amount as of the Termination Date will be zero.

               (c) (i) This Section 8.6(c) shall apply if: (1) pursuant to the Reinsurance Agreement, Centre shall have paid (including by way of offset pursuant to Article X of the Reinsurance Agreement) to Home an amount up to the Aggregate Limit (as defined in the Reinsurance Agreement), (2) Home shall not have any Cash Available (as defined in the Reinsurance Agreement), and (3) Home proposes to Transfer to a third party all of Home's LLC Interests (including its Preferred B Interests to the extent not previously Transferred by Home), free and clear of any Liens thereon, without delivering an instrument confirming that the proceeds of such proposed Transfer will cause the Portfolio Value to exceed or equal the Target Value, as contemplated by Section 8.6(b)(ii), and has requested Centre's consent with respect to such proposed Transfer of the Preferred A Interests and Common Interests included therein.

               (ii) If Centre declines to consent to the proposed Transfer referred to in Section 8.6(c)(i), then, within 30 calendar days after such decline, Centre shall notify Home whether Centre intends to purchase all of such LLC Interests of Home included in such proposal. If Centre does so notify, Home shall sell, and Centre (or an Affiliate thereof) shall purchase, all such LLC Interests on the same terms and conditions as proposed by such proposed third party transferee, subject to and together with the terms and conditions set forth in the next two sentences. Home shall deliver, upon the consummation of such sale and purchase, (1) good, valid and marketable title to such LLC Interests, free and clear of any Liens, (2) evidence in form and substance reasonably satisfactory to Centre (or such Affiliate) that such good, valid and marketable title is being delivered, free and clear of any Liens and (3) evidence in form and substance reasonably satisfactory to Centre (or such Affiliate), including opinion from counsel reasonably satisfactory to Centre (or such Affiliate) and certificates from senior officers or other authorized representatives of Home or its successor, including without limitation a duly appointed liquidator, rehabilitator, receiver, conservator or trustee or other Person of similar capacity, that Home has the capacity and authority to enter into and consummate such transactions and to deliver such title, free and clear of any Liens. The consummation of such sale and purchase shall take place at a place to be designated by Centre (or such Affiliate), and on a date that is the later of (x) 120 calendar days after Centre's notification of intent to purchase and (y) the date, if any, set forth in the terms and conditions of such proposed third party transferee. Upon the consummation of such sale and purchase, Centre shall also be deemed to have consented to a Transfer (to itself or such Affiliate) pursuant to Section 8.6(a). If Centre does not so notify within such 30 calendar day period, or notifies to decline such purchase, it shall be deemed to have consented to such proposed Transfer under Section 8.6(a). Home may then Transfer all such LLC Interests to the third party on the terms and conditions proposed by such third party within 120 calendar days after the expiration of such 30 calendar day period. If such sale is not consummated within such 120 calendar day period, Home may not Transfer such LLC Interests unless it shall have requested Centre's consent under Section 8.6(a) again.

               Section 2. Status of Swap Agreement.

               (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein and nothing herein contained or implied shall constitute an amendment or waiver of any other term, provision or condition of the Swap Agreement.

               (b) For the avoidance of doubt Centre hereby confirms that none of the transactions contemplated by the Reorganization Agreement or the Holdings Agreement constitutes a "Merger Without Assumption" within the meaning of the Swap Agreement or the Portfolio Value Swap Agreement between Centre and Home Holdings Inc. dated June 12, 1995, as amended.

               Section 3. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment and any of the parties hereto may execute this Amendment by signing such a counterpart.

               Section 4. Effectiveness. This Amendment shall become effective (i) upon the execution and delivery by each party hereto of a counterpart hereof and (ii) if, upon such execution and delivery, the conditions set forth in Section 6.1(c) and (d) of the Reorganization Agreement shall have been satisfied.


               IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                       CENTRE REINSURANCE DUBLIN

                                       By:__________________________________
                                               Name:
                                               Title:


                                       By:__________________________________
                                               Name:
                                               Title:

                                       THE HOME INSURANCE COMPANY

                                       By:__________________________________
                                               Name:
                                               Title:

                                       THE HOME INSURANCE COMPANY
                                         OF ILLINOIS

                                       By:_________________________________
                                               Name:
                                               Title:

                                       THE HOME INSURANCE COMPANY
                                         OF WISCONSIN

                                       By:__________________________________
                                               Name:
                                               Title:

                                       U.S. INTERNATIONAL REINSURANCE
                                         COMPANY

                                       By:__________________________________
                                               Name:
                                               Title:

                                       Agreed to with respect to Section 8.2
                                       in Section 1 of the Amendment only

                                       CENTRE INVESTMENT SERVICES LIMITED

                                       By:__________________________________
                                               Name:
                                               Title:

                                       ZURICH CENTRE INVESTMENT LIMITED

                                       By:__________________________________
                                               Name:
                                               Title:


Accepted and Agreed for the


NEW HAMPSHIRE INSURANCE
  DEPARTMENT

By:__________________________
     Name:
     Title: